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                                                                   Exhibit 10(v)

                            SECOND AMENDMENT TO THE
                          DEFERRED COMPENSATION PLANS
                                TRUST AGREEMENT

          This Second Amendment to the Northern Trust Corporation Deferred Compensation Plans Trust Agreement (the "Trust Agreement") is made as of May 16, 2000, by and between Northern Trust Corporation (the "Company") and U.S. Trust Company, National Association (the "Trustee"):

          WHEREAS, the Company and the Trustee entered into the Trust Agreement as of May 11, 1998 and first amended the Trust Agreement on August 31, 1999; and

          WHEREAS, pursuant to Section 12 of the Trust Agreement, the Trust Agreement may be amended by a written instrument executed by the Trustee and the Company.

          NOW THEREFORE, the Trust Agreement is hereby amended as follows:

1.        A new Section 15 is added to the Trust Agreement to read as follows:

          Section 15.  Potential Change in Control.
                       ---------------------------

          (a) Notwithstanding anything to the contrary in this Trust Agreement, the provisions of this Section 15 shall apply in the event of a Potential Change in Control (as defined below).

          (b) For purposes of this Trust Agreement, a "Potential Change in Control" shall mean any of the following:

               (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control (as such term is defined in Section 16;

               (ii) the Company or any Person (as such term is defined in
               Section 16 publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;
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     (iii) any Person becomes the Beneficial Owner (as such term is defined in Section 16 directly or indirectly, of securities of the Company representing 15% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates);
     or

     (iv) the board of directors of the Company adopts a resolution to the effect that, for purposes of this Trust Agreement, a Potential Change in Control has occurred.

(c) As soon as practicable following their receipt of notice from the Company or its independent determination that a Potential Change in Control has occurred, the Trustee shall request that the duly-appointed record-keeper for the Trust (currently, Northern Trust Retirement Consulting, L.L.C.) provide the Trustee and the Company, in writing, with the amount of the Unfunded Liability (as defined below) as of a date not more than 30 days from the date of such request. Within 30 days following the receipt of such notice, the Company shall contribute a cash amount equal to the amount of the Unfunded Liability to the Trust.

(d) For purposes of this Trust Agreement, the "Unfunded Liability" as of the date of a Potential Change in Control shall be the amount by which the aggregate present value of each participant's account in any Plan as of such date exceeds the fair market value of the Trust's assets as of such date. For purposes of this Trust Agreement, a present value shall be determined using the discount rate specified for the lump sum form of distribution specified in each Plan. Where no rate is specified by a Plan, the present value shall be equal to the account balance determined following normal record keeping practices.

(e) In the event a Change in Control does not occur during the one year period beginning on the date of a Potential Change in Control, the Company may deliver a written request to the Trustee during the 180 day period beginning on the last day of such one year period requesting that the Trustee return to the Company the amount of the Unfunded Liability contributed by the Company in connection with such Potential Change in Control. The Trustee shall be entitled to rely upon a statement by the Company in such request that a Change in Control has not occurred during such period and

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     shall, within a reasonable period following such request, return such amount of Unfunded Liability to the Company.

2.   A new Section 16 is added to the Trust Agreement as follows:

     Section 16.  Change in Control.
                  -----------------

     (a) Notwithstanding anything to the contrary in this Trust Agreement, the provisions of this Section 16 shall apply in the event of a Change in Control.

     (b) Immediately upon the occurrence of a Change in Control, the Company shall notify each Plan participant (or beneficiary) and the Trustee in writing of the occurrence of such Change in Control.

     (c) As soon as reasonably practicable following their receipt of notice from the Company of the occurrence of a Change in Control or its independent determination that a Change in Control has occurred, the Trustee shall request that the duly-appointed record-keeper for the Trust (currently, Northern Trust Retirement Consulting, L.L.C.) provide the Trustee and the Company, in writing of the amount of the Additional Unfunded Liability (as defined below) as of a date not more than 30 days before the date such notice is given to the Company. Within 30 days following its receipt of such notice, the Company shall contribute a cash amount equal to the amount of the Additional Unfunded Liability to the Trust.

     (d) For purposes of this Trust Agreement, the "Additional Unfunded Liability" as of the date of the Change in Control shall equal the sum of
     (a) the amount by which the aggregate present value of each participant's account in any Plan as of such date exceeds the fair market value of the Trust's assets as of such date (including any Plan which is required to be added to Appendix A by reason of the Change in Control);

     (e) For purposes of this Section 16, a "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

          (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 20% or more

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          of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph
          (3) below; or

          (2) the election to the Board of Directors of the Company, without the recommendation or approval of two thirds of the incumbent Board of Directors of the Company, of the lesser of: (A) three directors; or
          (B) directors constituting a majority of the number of directors of the Company then in office, provided, however, that directors whose
                                      --------  -------
          initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company will not be considered as incumbent members of the Board of Directors of the Company for purposes of this section; or

          (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting

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          power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     For purposes of this Section 16 and Section 15 (where applicable) the following definitions shall apply:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities with respect to which such Person has properly filed a Form 13-G; "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time; and "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefits plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

3. A subsection (c) is added to Section 12 of the Trust Agreement to read as follows:

          (c) Following a Change in Control, no amendment to the Trust Agreement shall be made that affects the Payment Schedule or otherwise results in an alteration of the payment of benefits from the Trust.

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     The foregoing amendment will be effective as of the date set forth above.


                              NORTHERN TRUST CORPORATION


                              By: /s/ Peter L. Rossiter
                                  ----------------------------------
                                  Name:  Peter L. Rossiter
                                  Title: Executive Vice President


                              U.S. TRUST COMPANY, NATIONAL
                              ASSOCIATION, as Trustee


                              By: /s/ Dennis M. Kunisaki
                                  ----------------------------------
                                  Name:  Dennis M. Kunisaki
                                  Title: Senior Vice President

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